ATLANTIC WHITEHALL FUNDS
Atlantic Whitehall Growth Fund
Atlantic Whitehall Multi-Cap Global Value Fund
Supplement dated January 18, 2008
to the Prospectuses (“Prospectuses”) and
Statement of Additional Information (“SAI”) dated April 1, 2007
This Supplement should be read in conjunction with the Prospectuses and SAI for the Institutional Class shares of the Atlantic Whitehall Growth Fund and Atlantic Whitehall Multi-Cap Global Value Fund (“Institutional Class Prospectus”) and for the Distributor Class shares of the Atlantic Whitehall Growth Fund. Please retain this Supplement with your Prospectus(es) and SAI for future reference.
Effective January 1, 2008, Mr. Zimmerman no longer serves as a portfolio manager of the Atlantic Whitehall Growth Fund. Ms. Bannan and Mr. Cosentino continue to serve as the Fund’s lead portfolio managers.
Effective January 8, 2008, Mr. Bousada no longer serves as a portfolio manager of the Atlantic Whitehall Multi-Cap Global Value Fund (“Multi-Cap Global Value Fund”). Mr. Love will become lead portfolio manager of the Multi-Cap Global Value Fund and Mr. Harrop will join Mr. Love as the co-manager on that Fund.
This Supplement updates the disclosure contained in the Prospectuses as follows:
All references to Mr. Zimmerman and Mr. Bousada are hereby deleted in their entirety.
The second paragraph of the section entitled “Management of the Funds—The Investment Sub-Advisers—AIM Funds Management Inc.— Multi-Cap Global Value Fund” on page 23 of the Institutional Class Prospectus is replaced in its entirety with the following:
AIM’s senior investment professionals include Bruce Harrop and Dana Love. Mr. Harrop is Vice President of AIM Trimark Investments, which he joined in 1999 as an Investment Analyst. He is the lead manager for Trimark Global Balanced Fund and Trimark Global Dividend Class, and co-portfolio manager of Trimark Fund, AIM Trimark Core Global Equity Class and several AIM Trimark subadvised funds. Mr. Love is a Vice President with AIM Trimark Investments, which he joined in 1999 as an Investment Analyst. Mr. Love is the lead manager for Trimark Europlus Fund and Trimark Fund, and he is the co-portfolio manager of AIM Trimark Core Global Equity Class, Trimark Fund and several AIM Trimark subadvised funds.
This Supplement updates the disclosure contained in the SAI as follows:
All references to Mr. Zimmerman and Mr. Bousada are hereby deleted in their entirety.
The table under the section entitled “Securities Ownership” on page 30 of the SAI is replaced with the following:

Number of Accounts Managed by Each Portfolio Manager
Name of Portfolio Manager	and Total Assets by Category
Bruce Harrop	0 other Registered Investment Companies 6 Unregistered Pooled Investment Vehicles with $2.1 billion in total assets under management

Dana Love	1 other Registered Investment Company with $77.4 million in total assets under management 7 Unregistered Pooled Investment Vehicles with $6.1 billion in total assets under management
The table under the section entitled “Securities Ownership” on page 31 of the SAI is replaced with the following:

Name of Portfolio Manager	Fund Name	Range of Securities Owned
Bruce Harrop*	N/A	N/A
Dana Love*	N/A	N/A
*	Shares of the Funds are not sold in Canada, where the portfolio management team is domiciled. Accordingly, neither portfolio manager may invest in the Funds.